Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 of Fibrocell Science, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Declan Daly, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and
•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2011	By:	/s/ Declan Daly
Declan Daly
Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Fibrocell Science, Inc. and will be retained by Fibrocell Science, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.